                                                                       EXHIBIT 1



                              1,400,000 Shares

                    FIRST FINANCIAL CARIBBEAN CORPORATION

                                Common Stock

                           UNDERWRITING AGREEMENT



                                                          ________________, 1995



BREAN MURRAY, FOSTER SECURITIES INC.
As Representative of the
several Underwriters
633 Third Avenue
New York, New York  10017

Ladies and Gentlemen:

                 FIRST FINANCIAL CARIBBEAN CORPORATION, a Puerto Rico corporation (the "Company"), and Salomon Levis (the "Selling Stockholder") propose to sell an aggregate of 1,400,000 shares (the "Firm Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), of which 1,300,000 shares are to be issued and sold by the Company and 100,000 shares are to be sold by the Selling Stockholder, in each case to you and the other underwriters named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (the "Representative"). The Company also has agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 210,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b) hereto. The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                 The Company and the Selling Stockholder hereby confirm as follows their respective agreements with the Representative and the several other Underwriters.

                 1.  Agreement to Sell and Purchase.

                          (a)     On the basis of the respective
representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $[_____] per share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (1) of Schedule

II hereto, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof, and (ii) the Selling Stockholder agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from such Selling Stockholder at the same purchase price per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (2) of Schedule II, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 11 hereof.

                          (b)     Subject to all the terms and conditions of
this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, the Option Shares at the same price per share as the Underwriters shall pay for the Firm Shares. The option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement (or on the next business day if the 30th day is not a business day), upon notice (the "Option Shares Notice") in writing or by telephone (confirmed in writing) by the Representative to the Company no later than 5:00 p.m., New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as it deems advisable to avoid fractional shares.

                 2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representative for the accounts of the Underwriters against payment of the purchase price by certified or official bank checks payable in New York Clearing House (next-day) funds to the order of each of the Company and the Selling Stockholder (the "Closing") at the office of Stroock & Stroock & Lavan, counsel to the Underwriters, Seven Hanover Square, New York, New York 10004. Such payment shall be made at 10:00 a.m., New York City time, on the third full business day following the date of this Agreement, or at such other time on such other date, not later than seven business days after the date of this Agreement, as may be agreed upon by the Company, the Selling Stockholder and the Representative (such date is hereinafter referred to as the "Closing Date"). Time shall be of the essence and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.





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                 To the extent the Option is exercised, delivery of the Option
Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

                 Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Representative shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

                 The cost of original issue tax stamps, if any, in connection with the issuance, sale and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The Company and the Selling Stockholder will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance, sale or delivery to such Underwriter of the Firm Shares and Option Shares.

                 Certificates in negotiable form (endorsed in blank or accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Shares to be sold by the Selling Stockholder have been placed in custody under a custody agreement (the "Custody Agreement") with Chemical Bank, as custodian (the "Custodian"), and the Selling Stockholder has duly executed and delivered a power of attorney (a "Power of Attorney") appointing [_______________] and [____________________], and each of them, as such Selling
Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute this Agreement and to deliver this Agreement on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and such Custody Agreement. The Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder and the arrangements made by such Selling Stockholder for such custody, as well as the appointment by such Selling Stockholder of the Attorneys-in-Fact, are, to that extent, irrevocable. The Selling Stockholder specifically





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agrees that his obligations hereunder shall not be terminated, except as otherwise provided herein, by any act of such Selling Stockholder, operation of law or otherwise, whether by the death or incapacity of such Selling Stockholder, or by the occurrence of any other event. If the Selling Stockholder should die or become incapacitated, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares held in custody for the Selling Stockholder shall be delivered pursuant to the terms and conditions of this Agreement and the Custody Agreement, and the actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity or other event had not occurred, whether or not the Custodian or the Attorneys-in-Fact shall have received notice of such death, incapacity or other event.

                 3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

                          (a)     A registration statement on Form S-3
(Registration No. 33-_____) relating to the Shares, including a preliminary prospectus relating to the Shares and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The Commission has not issued any order preventing or suspending the use of the Prospectus (as defined below) or any Preliminary Prospectus (as defined below) or instituted or, to the knowledge of the Company, threatened any proceeding for that purpose. The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares included at any time as part of the foregoing registration statement or any amendment thereto before it became effective under the Act and any prospectus filed with the Commission by the Company pursuant to Rule 424(a) of the Rules and Regulations. Copies of such registration statement and amendments and of each related Preliminary Prospectus have been delivered to the Representative. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Company with the Commission. If such registration statement has become effective, a final prospectus relating to the Shares containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement





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as amended at the time it becomes or became effective (the "Effective Date"), including all financial statements and schedules and all exhibits, documents incorporated therein by reference and all information contained in any final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or in a term sheet described in Rule 434 of the Rules and Regulations in accordance with Section 5 hereof and deemed to be included therein as of the Effective Date by Rule 430A of the Rules and Regulations.
The term "Prospectus" means the prospectus relating to the Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.
References herein to any document or other information incorporated by reference in the Registration Statement shall include documents or other information incorporated by reference in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus). References herein to any Preliminary Prospectus or the Prospectus shall be deemed to include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents and information filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, and so incorporated by reference, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                          (b)     On the date that any Preliminary Prospectus
was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make





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the statements therein, in the light of the circumstances under which they were made, not misleading.  The foregoing representations and warranties in this
Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the Act or the Regulations that have not been so filed. The documents which are incorporated by reference in any Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act and the Rules and Regulations or the Exchange Act and the rules and regulations thereunder, as applicable, and did not, when such documents were so filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable.

                          (c)     The only subsidiaries of the Company (each, a
"Subsidiary" and collectively, the "Subsidiaries") are those listed on Exhibit A hereto. Except as set forth in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or as acquired in connection with the exercise of its rights as a creditor, or pursuant to a bona fide collateral pledge arrangement, neither the Company nor any Subsidiary owns, nor at the Closing Date and the Option Closing Date, will own an interest in any corporation, partnership, trust, joint venture or other business entity. The Company has been and, at the Closing Date and Option Closing Date, will be duly organized and validly existing as a corporation under the laws of the Commonwealth of Puerto Rico and the United States and is and, at the Closing Date and Option Closing Date, will be in good standing with the Commonwealth of Puerto Rico. The Company is registered as a unitary savings and loan company under the Home Owners Loan Act of 1933 ("HOLA") and is and, at the Closing Date and Option Closing Date, will be in good standing with the Office of Thrift Supervision ("OTS"). Each of the Subsidiaries is and, at the Closing Date and Option Closing Date, will be a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company and its Subsidiaries is and, at the Closing Date and the Option Closing





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Date, will be duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business or use of its property and assets makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

                          (d)     The outstanding shares of capital stock of
the Company have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive or similar rights. The Shares to be issued and sold by the Company will be, upon such issuance and payment therefor, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights. The Company has, and, upon completion of the sale of the Shares, will have, an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus). The description of the securities of the Company in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) is, and at the Closing Date and, if later, the Option Closing Date, will be, complete and accurate in all respects. No holders of securities of the Company are entitled to have such securities registered under the Registration Statement, except where such rights have been waived.

                          (e)     The consolidated financial statements and the
related notes of the Company included in the Registration Statement or incorporated therein by reference and the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) present fairly the financial condition of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations, and cash flows of the Company and its Subsidiaries for the periods covered thereby, all in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the entire periods involved. Price Waterhouse (the "Accountants"), who have reported on those of such financial statements and related notes which are audited, are independent accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable and published rules and regulations.

                          (f)     The Company maintains a system of internal
accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of





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financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (g)     Except as set forth in the Registration
Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and, if later, the Option Closing Date, (i) there has not been, and will not have been, any material adverse change in the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries considered as one enterprise,
(ii) neither the Company nor any of its Subsidiaries has entered into, or will have entered into any material transactions other than pursuant to this Agreement, and (iii) the Company has not, and will not have, paid or declared any dividends or other distributions of any kind on any class of its capital stock, except for the payment or declaration of quarterly dividends in the ordinary course of its business.

                          (h)     The Company and each of its Subsidiaries have
good and marketable title to all properties and assets described in the Registration Statement, including the documents incorporated by reference therein, and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), as owned by it, free and clear of all liens, security interests, restrictions, pledges, encumbrances, charges, equities, claims, easements, leases and tenancies (collectively, "Encumbrances") other than those described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or those that will not materially affect the value of such properties and assets or will not interfere with the use made and proposed to be made of such properties and assets. The Company and each of its Subsidiaries have valid, subsisting and enforceable leases for the properties and assets described in the Registration Statement or in the documents incorporated by reference therein, and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as leased by them, free and clear of all Encumbrances, other than those described in the Registration Statement or in the documents incorporated by reference therein, and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), or those that will not materially affect the value of such properties and assets or will not interfere with the use made and proposed to be made of such properties and assets.





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                          (i)     The Company is not required to be registered
under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                          (j)     Except as set forth in the Registration
Statement, or incorporated therein by reference, and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no actions, suits, arbitrations, claims, governmental or other proceedings (formal or informal), or investigations pending or threatened against or affecting the Company or any of its Subsidiaries, or any directors, officers or shareholders of the Company or any of its Subsidiaries in their respective capacities as such, or any of the properties or assets owned or leased by the Company or any of its Subsidiaries, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign (collectively, a "Governmental Body"), wherein an unfavorable ruling, decision or finding would adversely affect the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries taken as a whole and would be required to be disclosed in the Registration Statement and Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus). Neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, or regulation, or any order, judgment, or decree, except as described in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus) or such as in the aggregate do not now have and can reasonably be expected in the future not to have a material adverse effect upon the operations, business, properties, or assets of the Company and its Subsidiaries taken as a whole; nor is the Company or any Subsidiary presently required under any order, judgment or decree to take any action in order to avoid any such violation or default.

                          (k)  The Company and each of its Subsidiaries have
and, at the Closing Date and the Option Closing Date, will have all governmental licenses, permits, consents, orders, approvals, franchises, certificates and other authorizations (collectively, "Licenses") necessary to carry on their respective businesses and own or lease their respective properties as contemplated in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The Company and each of its Subsidiaries have and, at the Closing Date and the Option Closing Date, will have complied in all material respects with all laws, regulations and orders applicable to it or its business, assets and properties. Neither the Company nor any of its Subsidiaries is, nor, at the Closing Date and the Option Closing Date, will be in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the due performance and observation of any term,





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covenant or condition of any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which they are a party or by which their respective properties are bound or affected, the violation of which would individually or in the aggregate have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries. There are no governmental proceedings or actions pending or threatened for the purpose of suspending, modifying or revoking any License held by the Company and its Subsidiaries.

                          (l)     No consent, approval, authorization or order
of, or any filing or declaration with, any Governmental Body is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the Shares by the Company, except such as have been obtained and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold hereby.

                          (m)     The Company has full power (corporate and
other) and authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. Except as disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the execution, delivery and the performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any Encumbrance upon any of the properties or assets of the Company or any of the Subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of or conflict with any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) the Certificate of Incorporation or By-laws of the Company, in each case as amended, or (ii) any contract or other agreement to which the Company or any of the Subsidiaries is a party or by which it or any of the respective assets or properties are bound or affected, the violation of which would individually or in the aggregate have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its





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Subsidiaries or (iii) any judgment, ruling, decree, order, law, statute, rule or regulation of any Governmental Body applicable to the Company or any of the Subsidiaries or their respective businesses or properties, the violation of which would individually or in the aggregate have a material adverse effect on the business, properties, prospects, condition (financial or otherwise), net worth or results of operations of the Company and its Subsidiaries. The Company has full power and authority to authorize, issue, offer and sell the Shares, as contemplated by this Agreement, free of any preemptive rights.

                          (n)     No statement, representation, warranty or
covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was or will be, when made, inaccurate, untrue or incorrect in any material respect. Each certificate signed by an officer of the Company and delivered to the Representative or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                          (o)     Neither the Company nor any of its directors,
officers or affiliates has taken, nor will he, she or it take, directly or indirectly, any action designed, or which might reasonably be expected in the future, to cause or result in, under the Act or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or otherwise.

                          (p)     The Shares have been approved for quotation
on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ NMS"), subject only to notice of issuance.

                          (q)     Neither the Company nor any of its
Subsidiaries is involved in any collective labor dispute with its employees nor is any such dispute threatened or imminent.

                          (r)     Neither the Company nor any of its
Subsidiaries nor, to the Company's best knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds of the Company or any Subsidiary in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                          (s)  The business, operations and facilities of the
Company and its Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, Licenses, permits, approvals, plans,





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

authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto; and neither the Company nor any of its Subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources), except where failure to so comply would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole. The intended use and occupancy of each of the facilities owned or operated by the Company and its Subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations, and there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on, or access to such facilities.

                          (t)  The Company filed all foreign, federal, state
and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable.

                          (u)     The Company meets the requirements for use of
Form S-3 under the Rules and Regulations.

                          (v)     The deposit accounts of Doral Federal Savings
Bank, a Subsidiary of the Company ("Doral Federal") are insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC") to the legal maximum, and no proceeding for the termination or revocation of such insurance is pending or threatened. Doral Federal is a member in good standing of the Federal Home Loan Bank of New York.

                          (w)     None of the Company, Doral Federal, their
affiliates, or any of their respective directors or officers is subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to its business or operations except as disclosed in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

                 4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents, warrants and covenants to each Underwriter that:

                          (a)     Such Selling Stockholder has full power and
authority to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of this Agreement have been given. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                          (b)     Such Selling Stockholder has full power and
authority to enter into the Power of Attorney in the form heretofore furnished to the Underwriters and the Custody Agreement in the form heretofore furnished to the Underwriters and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder and of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof.

                          (c)     Such Selling Stockholder now has, and at the
time of delivery thereof hereunder will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all Encumbrances, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein.

                          (d)  On the Closing Date all stock transfer or other
taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

                          (e)  None of the execution, delivery or performance
of this Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by such Selling Stockholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of such Selling Stockholder pursuant to (i) the terms of any contract or other agreement to which such Selling Stockholder is a party or by which he is bound or to which any of his properties is subject; (ii) any statute, rule or regulation of any Governmental Body having jurisdiction over such Selling Stockholder or any of his activities or properties; or (iii) the terms of any judgment, decree or order of any arbitration or Governmental Body having such jurisdiction.

                          (f)  No consent, approval, authorization or order of,
or any filing or declaration with, any Governmental Body is required for the consummation by such Selling Stockholder of the transactions on his part contemplated herein, except such as have been obtained and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

                          (g)     The sale of the Shares proposed to be sold by
such Selling Stockholder is not prompted by such Selling Stockholder's knowledge of any material non-public information concerning the Company.

                          (h)  On the date that any Preliminary Prospectus was
filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, all information with respect to such Selling Stockholder included in the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), did or will comply with all applicable provisions of the Act and the Rules and

Regulations and did or will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no information regarding such Selling Stockholder included in the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the information regarding such Selling Stockholder included in the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          (i)  Such Selling Stockholder has no reason to
believe that the representations and warranties of the Company contained in
Section 3 are not true and correct in all material respects.

                          (j)  Such Selling Stockholder has not distributed and
will not distribute the Registration Statement, any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                 5. Representations and Warranties of the Underwriters. Upon your authorization of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms set forth in the Prospectus. The Representative represents and warrants to the Company and the Selling Stockholder that, assuming compliance by the Company with all relevant provisions of the Act in connection with the Registration Statement, the Representative will conduct all offers and sales of the Shares in compliance with the relevant provisions of the Act and the Regulations and all applicable state securities laws and regulations.

                 6. Agreements of the Company and the Selling Stockholder. The Company (as to Sections 6(a) - (j)) and the Selling Stockholder (as to Sections 6(k) and (l)) covenants and agrees with each of the several Underwriters as follows:

                          (a)     The Company will not, either prior to the
Effective Date or thereafter during such period as the

Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith.

                          (b)     If the Registration Statement is not yet
effective, the Company will use its best efforts to cause the Registration Statement to become effective not later than the time indicated in Section 7(a) hereof. The Company will notify the Representative promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 6(f) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will prepare the Prospectus in a form approved by the Representative and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430A, the Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representative promptly of all such filings.

                          (c)  If, at any time when a Prospectus relating to
the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representative thereof and, subject to Section 5(b) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

                          (d)     The Company will furnish to the
Representative, without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representative, without charge, for transmittal to each of the other Underwriters, copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

                          (e)     The Company will comply with all the
provisions of all undertakings contained in the Registration Statement.

                          (f)     On the Effective Date, and thereafter from
time to time for such period as the Prospectus is required by the Act to be delivered, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or in the Registration Statement in order to make any statement therein not misleading, or if it is necessary to supplement or amend the Prospectus or the Registration Statement to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request.

                          (g)     Prior to any public offering of the Shares by
the Underwriters, the Company will cooperate with the Representative and its counsel in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

                          (h)     During the period of five years commencing on
the Effective Date, the Company will furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

                          (i)     The Company will make generally available to
holders of its securities, as soon as may be practicable, but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, a consolidated earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months commencing after the Effective Date, and satisfying the provisions of
Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

                          (j)     The Company will apply the net proceeds from
the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

                          (k)     Neither the Company nor the Selling
Stockholder will at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                          (l)     The Selling Stockholder will deliver to the
Representative prior to or on the Effective Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                 7.  Expenses.

                          (a)  Whether or not the transactions contemplated by
this Agreement are consummated or this Agreement is terminated, the Company and the Selling Stockholder will pay, or reimburse if paid by the Representative, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including, but not limited to, costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, each Preliminary Prospectus, the Prospectus, any amendment or supplement to the Registration Statement or the Prospectus, the Custody Agreements and the Powers of Attorney, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement among Underwriters, any Dealer Agreements and any Underwriters' Questionnaire, (iv) furnishing (including costs of shipping and mailing) such copies of the Registration Statement, the Prospectus and any Preliminary Prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the quotation of the Shares on the NASDAQ NMS, (vi) any filings required to be made by the Underwriters with the NASD, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 6(g), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) counsel and accountants to the Company and the Selling Stockholder and (ix) the transfer agent for the Shares; provided, that, the aggregate maximum amount of legal fees (not including disbursements) of counsel to the Underwriters which the Company and Selling Stockholder will pay in connection with sub-sections (vi) and (vii) of this paragraph (a) will be $15,000.

                          (b)  Whether or not the transactions contemplated by
this Agreement are consummated or if this Agreement shall be terminated by the Company or the Selling Stockholder pursuant to any of the provisions hereof, the Company and the Selling Stockholder will reimburse the Representative for all of its accountable out-of-pocket fees and expenses (including the fees, disbursements and other charges of its counsel) incurred by it in connection herewith, up to an aggregate amount of $165,000, which amount includes the legal fees (but not disbursements) to be paid by the Company and the Selling Stockholder relating to sub-sections (vi) and (vii) of paragraph (a) above.

                 8. Conditions of the Obligations of the Underwriters. The obligations of each Underwriter hereunder are subject to the following conditions:

                          (a)     Notification that the Registration Statement
has become effective shall be received by the Representative not later than 12:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representative and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                          (b)     (i) No stop order suspending the
effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission,
(ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect, and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of the foregoing clauses (i), (ii) and (iii).

                          (c)     Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company whether or not arising from transactions in the ordinary course of business, and (ii) the Company shall not have sustained any material loss or interference with its business, assets or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representative any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the initial public offering price.

                          (d)     Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers, directors or shareholders in their capacities as such, or any of its assets or properties, before or by any Governmental Body in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise), net worth or results of operations of the Company.

                          (e)     Each of the representations and warranties of
the Company contained herein shall be true and correct at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been fully performed, fulfilled or complied with.

                          (f)     The Representative shall have received an
opinion, dated the Closing Date and the Option Closing Date, from Pietrantoni Mendez & Alvarez, San Juan, Puerto Rico, counsel for the Company to the following effect:

                          (i) The Company has been duly organized and validly existing as a corporation under the laws of the Commonwealth of Puerto Rico and the United States and is in good standing with the Commonwealth of Puerto Rico. The Company is registered as a savings and loan holding company under HOLA and is in good standing with the OTS. Each of Doral Mortgage Corporation ("Doral Mortgage") and Doral Federal Savings Bank ("Doral Federal"), each a Subsidiary, is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each of the Company, Doral Mortgage and Doral Federal is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business or use of its property and assets makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole;

                          (ii) The Company has an authorized capitalization as set forth in the Prospectus; all of the outstanding shares of Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable and are free of any preemptive or other rights to subscribe for any of the Shares, except for the rights of BanPonce Corporation ("BanPonce") to acquire up to 200,000 additional shares of Common Stock pursuant to Article 11 of a Debenture Purchase Agreement dated September 25, 1995 between the Company and BanPonce (the "Debenture Purchase Agreement"); the Company has duly authorized the issuance and sale of the Shares to be sold by it hereunder; such Shares, when issued by the Company and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus and will not be subject to any preemptive, subscription or other similar rights; the Shares have been duly authorized for quotation on the NASDAQ NMS; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement, except for the registration rights of BanPonce under Article 10 of the Debenture Purchase Agreement, which have been waived;

                          (iii) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto has been issued, and, to the best knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or are threatened or contemplated under the Act;

                          (iv) The Registration Statement originally filed with respect to the Shares and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (other than the documents incorporated therein by reference and not including the financial statements, schedules and other financial data contained therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act, the Exchange Act and the related rules and regulations thereunder;

                          (v) The descriptions contained and summarized in the Registration Statement, or incorporated therein by reference, and the Prospectus of contracts and other documents are accurate and fairly represent in all material respects the information required to be shown by the Act and the Rules and Regulations; and the statements set forth under the headings "Recent Developments," "Business," "Description of Capital Stock," "Certain Federal Income Tax Considerations" and "Certain Puerto Rico Income Tax Considerations" in the Prospectus, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, provide an accurate summary of such legal matters, documents and proceedings;

                          (vi) To the knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not filed or incorporated therein by reference as required by the Act and the Rules and Regulations;

                          (vii) To the knowledge of such counsel after reasonable investigation, there is not pending or threatened against the Company or any of the Subsidiaries any action, suit, arbitration, claim governmental or other proceeding (informal or formal) or investigation before or by any Governmental Body of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein. To the knowledge of such counsel after reasonable investigation, neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, or regulation, or any order, judgment or decree, except as described in the Registration Statement or Prospectus or such as in the aggregate do not now have and can reasonably be expected in the future not to have a material adverse effect upon the operations, business, properties, or assets of the Company and its Subsidiaries taken as a whole; nor is the Company or any Subsidiary presently required under any order, judgment or decree to take any action in order to avoid any such violation or default;

                          (viii) The Company has full legal right, power, and authority to enter into this Agreement and to consummate the transactions provided for herein; this Agreement has been duly authorized, executed and delivered by the Company; this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws;

                          (ix) None of the Company's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds," conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of the Company pursuant to (A) the terms of the Certificate of Incorporation or By-laws of the Company, in each case as amended; (B) the terms of any contract or other agreement to which the Company is a party or by which it is or may be bound or to which any of its properties is or may be subject and of which such counsel has knowledge; (C) any statute, rule or regulation of any Governmental Body having jurisdiction over the Company or any of its activities or properties; or (D) the terms of any judgment, decree or order of any arbitrator or Governmental Body having such jurisdiction and of which such counsel has knowledge; and no consent, approval, authorization or order of any Governmental Body has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares;

                          (x) To such counsel's knowledge after reasonable investigation, the conduct of the respective businesses of the Company and its Subsidiaries is not in violation of any federal, state or local statute, administrative regulation or other law, which violation is likely to have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the Company and its Subsidiaries have obtained all licenses as are necessary or required for the ownership, leasing and operation of their respective properties and the conduct of their businesses as presently conducted;

                          (xi) The Company is not required to be registered as an investment company under the Investment Company Act;

                          (xii) To the knowledge of such counsel, the Company is not in any breach or violation of any of the terms or provisions of, or in default under (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration under), (A) the terms of its Certificate of Incorporation or By-laws, in each case as amended; (B) the terms of any contract or other agreement known to such counsel after reasonable investigation to which the Company is a party or by which the Company is or may be bound or to which any of its properties or assets is or may be subject; (C) any statute, rule or regulation of any Governmental Body having jurisdiction over the Company or any of its activities, assets or properties; or (D) the terms of any judgment, decree or order, known to such counsel after reasonable investigation, of any arbitrator or Governmental Body having such jurisdiction, which breach, violation or default could have a material adverse effect on the Company and its Subsidiaries taken as a whole;

                          (xiii) To such counsel's knowledge after reasonable investigation, no legal or governmental proceedings are pending to which the Company or any of its Subsidiaries is a party or by which the assets or property of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and to the knowledge of such counsel, no such proceedings have been threatened against the Company or any of its Subsidiaries or any of their respective assets or properties;

                          (xiv) The deposit accounts of Doral Federal are insured by the SAIF of the FDIC to the legal maximum, and no proceeding for the termination or revocation of such insurance is pending or threatened. Doral Federal is a member in good standing of the Federal Home Loan Bank of New York; and

                          (xv) To the knowledge of such counsel, none of the Company, Doral Federal, their affiliates, or any of their respective directors or officers is subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to its business or operations except as disclosed in the Registration Statement or the Prospectus.

                 In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Accountants, at which conferences such counsel made inquiries of such officers, representatives and Accountants and discussed the contents of the Registration Statement and the Prospectus and, on the basis of the foregoing, nothing has come to such counsel's attention that causes such counsel to believe that the Registration Statement as of the date it was declared effective and as of the date of such opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statement therein not misleading or that the Prospectus as of the date thereof and as of the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

                 In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any other jurisdiction than the Commonwealth of Puerto Rico and the United States (to the extent satisfactory in form and scope to counsel for the Underwriters) such counsel may rely upon the opinion of local (including in-house) counsel to the Company. The foregoing opinion shall also state that such counsel has no reason to believe that the Underwriters are not justified in relying upon such opinion of local counsel, and copies of such opinion shall be delivered to the Representative and its counsel.

                 References to the Registration Statement and the Prospectus in this paragraph (f) shall include any amendment or supplement thereto at the date of such opinion.

                          (g)     The Representative shall have received an
opinion, dated the Closing Date, from Pietrantoni, Mendez & Alvarez, San Juan, Puerto Rico, counsel for the Selling Stockholder to the following effect:

                          (i) The Selling Stockholder has full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver in the manner provided herein the Shares sold by such Selling Stockholder; this Agreement has been duly authorized, executed and delivered by such Selling Stockholder; and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of such

                 Selling Stockholder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws;

                          (ii) The Selling Stockholder has full legal right, power and authority to enter into the Custody Agreement and Power of Attorney and to consummate the transactions provided for therein; such Custody Agreement and Power of Attorney has been duly authorized, executed and delivered by such Selling Stockholder; and such Custody Agreement and Power of Attorney, assuming due authorization, execution and delivery by each other party hereto thereto, is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws;

                          (iii) To the knowledge of such counsel, none of the execution, delivery or performance of this Agreement, the Power of Attorney or the Custody Agreement and the consummation of the transactions contemplated herein or therein by the Selling Stockholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Encumbrance upon, any property or assets of such Selling Stockholder pursuant to (A) the terms of any contract or other agreement known to such counsel after reasonable investigation to which such Selling Stockholder is a party or by which he is bound or to which any of his properties is subject; (B) any statute, rule or regulation of any Governmental Body having jurisdiction over such Selling Stockholder or any of his activities or properties; or (C) the terms of any judgment, decree or order known to such counsel after reasonable investigation, of any arbitration or Governmental Body having such jurisdiction; and

                          (iv)  Upon delivery of the Shares to be sold
                 hereunder by the Selling Stockholder and payment therefor in accordance with the terms of this Agreement and assuming that each of the Underwriters which has severally purchased such Shares acquires such Shares in good faith without notice of any adverse claim (within the meaning of the Uniform Commercial Code), such Underwriter will have acquired all of the rights of the Selling Stockholder to the Shares sold by him hereunder, free and clear of any adverse claim.

                          (h)     The Representative shall have received an
opinion, dated the Closing Date and the Option Closing Date, from Stroock & Stroock & Lavan, counsel to the Underwriters, which opinion shall be satisfactory in all respects to the Representative. In rendering such opinion, such counsel may rely as to all matters of law of the Commonwealth of Puerto Rico upon the opinion of Pietrantoni Mendez & Alvarez, San Juan, Puerto Rico.

                          (i)     Concurrently with the execution and delivery
of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery (the "Original Letter"), addressed to the Representative and in form and substance satisfactory to the Representative, to the effect that:

                          (i) they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder;

                          (ii) in their opinion, the consolidated financial statements of the Company and its Subsidiaries audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the published rules and regulations thereunder with respect to Registration Statements on Form S-3;

                          (iii) on the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of: (a) reading the minutes of meetings of the stockholders and the Board of Directors of the Company and its Subsidiaries since December 31, 1994 as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of the Original Letter; (b) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, "Interim Financial Information," on the unaudited condensed interim financial statements of the Company and its Subsidiaries included in the Registration Statement and reading the unaudited interim financial data for the period from the date of the latest balance sheet included in the Registration Statement to the date of the latest available interim financial data; and (c) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below; nothing has come to their attention as a result of the foregoing procedures that caused them to believe that: (1) the unaudited condensed interim financial statements, included in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder; (2) any material modifications should be made to the unaudited condensed interim financial statements, included in the Registration Statement, for them to be in conformity with generally accepted accounting principles; (3) (i) at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of delivery of the Original Letter there was any change in the capital stock, loans payable, or securities sold under agreements to repurchase or any decreases in the consolidated stockholders' equity of the Company and its Subsidiaries as compared with amounts shown in the December 31, 1994 balance sheet included in the Registration Statement or (ii) for the period from January 1, 1995 to a specified date not more than five business days prior to the date of delivery of the Original Letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, income before taxes or in the total or per-share amounts of net income, except in all instances for changes or decreases which the Registration Statement discloses have occurred or may occur, or they shall state any specific changes or decreases; and

                          (iv) the information set forth under the captions "Prospectus Summary," "Capitalization," "Selected Financial Data" and "Business of the Company," which is expressed in dollars (or percentages derived from such dollar amounts) and has been obtained from accounting records which are subject to the internal controls of the Company's accounting system or which has been derived directly from such accounting records and analysis or computations, is in agreement with such records or computations made therefrom.

                 At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representative a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date or the Option Closing Date, as the case may be.

                 In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement, as amended as of the date hereof.

                          (j)     At the Closing Date and, as to the Option
Shares, the Option Closing Date, there shall be furnished to the Representative an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that to the best of their knowledge:

                          (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and
                 (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

                          (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all respects; each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                          (iii) No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or any amendment thereto or the Prospectus has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission.

                          (k)     The Shares shall be qualified for sale in
such states as the Representative may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                          (l)     Prior to the Closing Date, the Shares shall
have been accepted for quotation on the NASDAQ NMS.

                          (m)     At the Closing Date, there shall be furnished
to the Representative an accurate certificate, dated the date of its delivery, from the Selling Stockholder (which may be signed by an Attorney-in-Fact), in form and substance satisfactory to the Representative, to the effect that:

                          (i) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto contain all statements required to be included therein regarding such Selling Stockholder, and (A) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such Selling Stockholder not misleading and (y) the Prospectus does not contain any untrue statement of a material fact regarding such Selling Stockholder or omit to state a material fact regarding such Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding such

                 Selling Stockholder, in the light of the circumstances under which they were made, not misleading and (B) since the Effective Date no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein regarding such Selling Stockholder not untrue or misleading in any material respect;

                          (ii) Each of the representations and warranties of such Selling Stockholder contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all respects; and

                          (iii) Each of the covenants required herein to be performed by such Selling Stockholder on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with such Selling Stockholder on or prior to the delivery of such certificate has been duly, timely and full complied with.

                          (n)     The Company and the Selling Stockholder shall
have furnished to the Representative such certificates, letters and other documents, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company or the Selling Stockholder, as to the performance by the Company or the Selling Stockholder of their obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

                 All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company and the Selling Stockholder will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

                 9.  Indemnification and Contribution.

                          (a)     The Company agrees to indemnify and hold
harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which they, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or
(iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such other person for any legal or other expenses reasonably incurred by such Underwriter or such other person in connection with investigating, defending or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of any Underwriter expressly for inclusion therein; provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any such other person) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with Section 6(f). This indemnity agreement will be in addition to any liability that the Company might otherwise have. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such other person from all liability arising out of such claim, action, suit or proceeding.

                          (b)     The Selling Stockholder agrees to indemnify
and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which he may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 4 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or (B) any Application executed by such Selling Stockholder or based upon written information furnished by or on behalf of such Selling Stockholder, or (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter and each such other person for any legal or other expenses reasonably incurred by such Underwriter or such other person in connection with investigating, defending or appearing as a third- party witness in connection with any such loss, claim, damage, liability or action; provided, however, that such Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based solely upon an untrue statement or omission or alleged untrue statement or omission in any of such documents made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of any Underwriter expressly for inclusion therein; provided, further, that such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any such other person) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage or liability (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (or any amendment or supplement thereto), unless such failure to deliver the Prospectus (as amended or supplemented) was the result of noncompliance by the Company with
Section 6(f); and provided further, however, that such Selling Stockholder will be liable in any such case only to the extent that such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement or any amendment thereto or in the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder. This indemnity agreement will be in addition to any liability that such Selling Stockholder might otherwise have. Such Selling Stockholder will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each such other person from all liability arising out of such claim, action, suit or proceeding. The Company and such Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                          (c)     Each Underwriter will indemnify and hold
harmless the Company, the Selling Stockholder, each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signed the Registration Statement against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company, the Selling Stockholder and any such director, officer or controlling person may become subject under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or any Application, or material fact required to be stated therein or (ii) the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Selling Stockholder and any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. The Company and the Selling Stockholder acknowledge that, for all purposes under this Agreement, the statements set forth under the heading "Underwriting" and the information in the first paragraph on the inside front cover of any Preliminary Prospectus and the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representative on behalf of the Underwriters expressly for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that each Underwriter might otherwise have.

                          (d)     Promptly after receipt by an indemnified
party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party or parties under this Section 9, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party or parties will not relieve it or them from any liability which it or they may have to any indemnified party under the foregoing provisions of this Section 9 or otherwise unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against an indemnified party and it notifies an indemnifying party or parties of its commencement, the indemnifying party or parties against which a claim is made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representative in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 9 in which case the indemnified party may effect such a settlement without such consent.

                          (e)     If the indemnification provided for in the
foregoing paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the offering of the Shares or (ii) if, but only if, the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Representative on behalf of the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities (or actions in respect thereof) referred to above in this
Section 9(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 9(e), no Underwriter shall be required to contribute any amount in excess of the total underwriting discounts received by it with respect to the Shares purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 9(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 9(e), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act will have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, will have the same rights to contribution as the Company and the Selling Stockholder, subject in each case to the provisions of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made under this
Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation(s) it or they may have hereunder or otherwise than under this paragraph (e) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                          (f)     The indemnity and contribution agreements
contained in this Section 9 and the representations and warranties of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

                 10. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing
Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company or the Selling Stockholder if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representative, (i) trading in the Common Stock or securities generally shall have been suspended by the Commission or by the NASDAQ NMS, (ii) minimum or maximum prices shall have been established for the Common Stock or securities generally on either the NASDAQ NMS or the New York Stock Exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such market or exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by the United States or New York State authorities, or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus. Any termination pursuant to Section 10 shall be without liability of any party to any other party except as provided in Sections 7(a) and 9.

                 11. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Shares or Option Shares hereunder and the aggregate number of such Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Shares or Option Shares to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representative for the purchase of such Shares by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Shares or Option Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Shares that is more than ten percent of the aggregate number of Firm Shares or Option Shares, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representative) of the Shares with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder other than as provided in Section 12 hereof. In the event of any default by one or more Underwriters as described in this Section 11, the Representative shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 11 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Shares or Option Shares, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 11. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

                 12. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholder and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholder, any Underwriter or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 7 and 9 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                 13. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920, Attention: Salomon Levis, (b) if to the Selling Stockholder, at the office of Salomon Levis, c/o First Financial Caribbean Corporation, 650 Munoz Avenue, San Juan, Puerto Rico 00918, Attention: Salomon Levis, or (c) if to the Underwriters, to the Representative at the offices of Brean Murray, Foster Securities Inc., 633 Third Avenue, New York, New York 10017, Attention: A. Brean Murray. Any such notice shall be effective only upon receipt. Any notice under Section 9 or 10 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

                 14. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Company, the Selling Stockholder and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholder contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Shares from any Underwriter shall be deemed a successor because of such purchase. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

                 15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

                 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the several Underwriters.

                                           Very truly yours,

                                           FIRST FINANCIAL CARIBBEAN CORPORATION


                                           By: _________________________________
                                               Name:
                                               Title:

                                           SELLING STOCKHOLDER

                                           SALOMON LEVIS


                                           By: _________________________________
                                               Name:





Confirmed as of the date first
above mentioned:

BREAN MURRAY, FOSTER SECURITIES INC.

By:      _______________________________
         Name:
         Title:

Acting on its behalf and
as the Representative of the
other several Underwriters
named in Schedule II hereof.

                                   SCHEDULE I

                                  UNDERWRITERS


                                  (1)                       (2)                      (3)
                                  Number of                 Number of                Aggregate
                                  Firm Shares               Firm Shares              Number of
                                  to be                     to be                    Firm
                                  Purchased                 Purchased from           Shares to
                                  from                      the Selling              be
                                  the Company               Stockholder              Purchased
                                  -----------               --------------           ---------
Brean Murray, Foster
   Securities Inc. . . . .






                                  -----------               --------------           ---------
Total . . . . . . .
                                  ===========               ==============           =========



                                  EXHIBIT A

                             LIST OF SUBSIDIARIES



1.       Doral Mortgage Corporation

2.       RSC Corp.

3.       Centro Hipotecario, Inc.

4.       Doral Federal Savings Bank